Exhibit 99.01
Contacts:           Financial:                                           Press:
Marilyn Lattin           Bridgette Thomas
Investor Relations            Senior Director of Corporate Communications
650/610-5853                                      650/610-3519

Shutterfly Announces Fourth Quarter and
    Full Year 2007 Financial Results

•	Net revenues increase 51% year-over-year
•	Personalized products and services increase 69% year-over-year
•	Net income increases 74% year-over-year

REDWOOD CITY, Calif., February 6, 2008 (BUSINESS WIRE) -- Shutterfly, Inc. (NASDAQ:SFLY), an Internet-based social expression and personal publishing service, today announced fourth quarter and full year 2007 financial results for the period ended December 31, 2007.

“2007 marks another year of strong execution for Shutterfly,” said president and chief executive officer Jeffrey Housenbold. “We delivered record growth in net revenues, adjusted EBITDA, net income, customers and orders. We are delighted that Shutterfly continues to take advantage of the enormous markets for social expression and personal publishing.”

Fourth Quarter 2007 Financial Highlights

•	Net revenues totaled $97.5 million, a 49% year-over-year increase.
•	Personalized Products & Services revenues[1] were $61.9 million, a 55% year-over-year increase, and comprising 64% of total net revenues.
•	Print revenues totaled $35.6 million, a 39% year-over-year increase.
•	Net revenues from existing customers were 72% of total net revenues.
•	Gross profit margin was 60.0% of net revenues, as compared to 60.2% in 2006.
•	Operating expenses, excluding stock-based compensation, totaled $30.9 million, or 32% of net revenues
•	Adjusted EBITDA[2] was $33.1 million, a 45% year-over-year increase.
•	GAAP net income was $16.9 million, a 39% year-over-year increase.
•	GAAP net income per diluted share was $0.63, a 26% year-over-year increase.

Full Year 2007 Financial Highlights

•	Total net revenues were $186.7 million, an increase of 51% over 2006.
•	Personalized Products & Services revenues[1] were $105.3 million, a 69% increase over 2006, and comprising 56% of total revenues.
•	Print revenues totaled $81.4 million, an increase of 34% over 2006.
•	Net revenues from existing customers were 74% of total, unchanged from 2006.
•	Gross profit margin was 55.0% of revenues, as compared to 55.0% of revenues in 2006.
•	Operating expenses, excluding stock-based compensation, totaled $87.7 million, as compared to $58.0 million in 2006.
•	Adjusted EBITDA[2] was $32.9 million, as compared to $21.6 million in 2006.
•	GAAP net income was $10.1 million, an increase of 74% over 2006.
•	GAAP net income per diluted share was $0.38, as compared to a net income per diluted share of $0.56 in 2006.
•	Capital expenditures for 2007 were $35.0 million.
•	The Company ended the year with $125.6 million in cash, cash equivalents and short-term investments.

Fourth Quarter 2007 Operating Metrics

•	Orders totaled 2.7 million, a 44% increase over 2006.
•	Transacting customers totaled 1.4 million, a 45% increase over 2006.
•	Average order value was $36.80, as compared to $35.72 for the fourth quarter of 2006.
•	Average orders per day were approximately 28,800, a 44% year-over-year increase.

Full Year 2007 Operating Metrics

•	Orders totaled 7.1 million, a 38% increase over 2006.
•	Transacting customers totaled 2.4 million, a 37% increase over 2006.
•	Average order value was $26.44, as compared to $24.16 for 2006.
•	Average orders per day were approximately 19,300, a 38% year-over-year increase.

Recent Operating Highlights

•	Expanded holiday greeting card, calendar and photo book offerings with new designs, styles and form factors, including designer greeting cards.
•	Announced several initiatives for digital scrapbooking -
•	Availability of digital scrapbooking holiday card templates and new scrapbook page form-factors.
•
Marketing relationship with CK Media, that will introduce Shutterfly to CK Media’s customers through scrapbooking classes, premium scrapbooks created by leading designers, and online co-marketing and collaboration.

•	Announced the acquisition of Nexo Technologies, a leading technology platform for group websites, as a way to extend Shutterfly’s technology leadership in online sharing and collaboration services.
•
Announced its entrée into online social stationery, with a premium baby stationery collection that enables parents to celebrate their newborn’s arrival with stylish, announcements, invitations and thank you notes.

Business Outlook

The Company's financial expectations for the first quarter and the full year 2008 are as follows:

First Quarter 2008:

•	Net Revenues to range from $34 million to $36 million, an increase of 27% to 35% as compared to the first quarter of 2007.
•	Gross margin to range from 50% to 51% of net revenues.
•	Adjusted EBITDA to range from a loss of $1.8 million to a loss of $2.3 million.
•	Effective tax rate of approximately 42%.
•	Weighted average shares of approximately 24.9 million for EPS purposes.

Full Year 2008:

•	Net revenues to range from $245 million to $255 million, an increase of 31% to 37% as compared to the full year 2007.
•	Gross margins to range from 53% to 55% of net revenues.
•	Adjusted EBITDA to range from 16% to 18% of net revenues.
•	Capital expenditures of approximately 17.5% to 18.5% of net revenues.
•	Effective tax rate of approximately 42%.
•	Weighted average shares of approximately 27.3 million for diluted EPS purposes.

The foregoing guidance supersedes any guidance previously issued by the Company. All such previous guidance should no longer be relied upon.

Historically approximately half of the Company’s net revenue and essentially all of its adjusted EBITDA profits occur during the seasonally strong fourth quarter, and as a result, the Company’s insights into performance may change throughout the course of the year.

Fourth Quarter and Full Year 2007 Conference Call

Management will review the fourth quarter and full year 2007 financial results and its expectations for the first quarter and full year 2008, at a conference call on Wednesday, February 6, 2008 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). To listen to the call and view the accompanying slides, please visit http://www.shutterfly.com. In the Investor Relations area, found in the "About Us" section, click on the link provided for the webcast, or dial 1-913-312-0649.  The webcast, as well as a podcast, will be archived and available at http://www.shutterfly.com.  A replay of the conference call will be available through Wednesday, February 20, 2008. To hear the replay, please dial 1-719-457-0820, replay passcode: 4576104.

About Non-GAAP Financial Information

When used in connection with historical results and forward-looking guidance, the non-GAAP financial measure Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.  In addition, for the three and twelve months ended December 31, 2006, adjusted EBITDA also excluded a one-time non-cash charitable contribution.  For more information, please see Shutterfly’s SEC Filings.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures better reflect the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

About Shutterfly

Founded in 1999, Shutterfly, Inc. is an Internet-based social expression and personal publishing service. Shutterfly provides high quality products and world class services that make it easy, convenient and fun for consumers to preserve their digital photos in a creative and thoughtful manner. Shutterfly's flagship product is its award-winning Photo Book line, which helps consumers celebrate memories and tell their stories in professionally bound coffee table books.  More information about Shutterfly (NASDAQ: SFLY) is available at www.shutterfly.com. Shutterfly and Shutterfly.com are trademarks of Shutterfly, Inc.

Notice Regarding Forward-Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include all statements regarding the Company's financial expectations for the first quarter and full year 2008 set forth under the caption "Business Outlook." The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, our ability to expand our customer base; our ability to develop on a timely basis, as well as consumer acceptance of, new products and services; our ability to develop additional adjacent lines of business; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our management's broad discretion regarding the spending of the net proceeds from our public offering; unforeseen changes in expense levels; competition, which could lead to pricing pressure; and general economic conditions. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" sections of the Company's Form 10-Q for the quarter ended September 30, 2007, and the Company's other filings, which are available on the Securities and Exchange Commission's Web site at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

1 Personalized Products and Services revenues were previously referred to as "Non-print revenues" and include primarily, photo books, folded greeting cards, calendars, and photo-based merchandise.

2 Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization and stock-based compensation and, in 2006, a one-time non-cash charitable contribution to establish the Shutterfly Foundation.

Shutterfly, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(Unaudited)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2007	2006	2007	2006

Net revenues	$97,543	$65,678	$186,727	$123,353
Cost of revenues (1)	39,005	26,120	84,111	55,491
Gross profit	58,538	39,558	102,616	67,862
Operating expenses (1):
Technology and development	8,601	5,875	28,635	19,087
Sales and marketing	13,942	8,345	33,363	21,940
General and administrative	9,500	6,461	29,557	19,216
	32,043	20,681	91,555	60,243
Income from operations	26,495	18,877	11,061	7,619
Interest expense	(31)	(57)	(179)	(266)
Other income (expense), net	1,262	1,373	5,515	2,387
Income before income taxes	27,726	20,193	16,397	9,740
Provision for income taxes	(10,817)	(7,990)	(6,302)	(3,942)
Net income	$16,909	$12,203	$10,095	$5,798

Net income per share:
- Basic	$0.68	$0.53	$0.42	$0.67
- Diluted	$0.63	$0.50	$0.38	$0.56
Weighted-average shares outstanding:
Basic	24,688	22,819	24,295	8,622
Diluted	26,864	24,521	26,273	10,331

(1) Stock-based compensation is allocated as follows:	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2007	2006	2007	2006

Cost of revenues	$67	$34	$189	$96
Technology and development	261	262	880	736
Sales and marketing	297	164	877	521
General and administrative	568	288	2,055	947
	$1,193	$748	$4,001	$2,300

Shutterfly, Inc.
Condensed Consolidated Balance Sheets
(in thousands, except par value amounts)
(Unaudited)

	December 31,	December 31,
	2007	2006

Assets
Current assets:
Cash and cash equivalents	$122,582	$119,051
Short-term investments	3,002	-
Accounts receivable, net	4,480	2,164
Inventories	4,788	2,493
Deferred tax asset, current portion	1,674	2,129
Prepaid expenses and other current assets	4,510	2,760
Total current assets	141,036	128,597
Property and equipment, net	48,416	30,919
Goodwill and intangible assets, net	3,859	1,396
Deferred tax asset, net of current portion	13,497	18,754
Other assets	2,162	494
Total assets	$208,970	$180,160

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$8,783	$9,385
Accrued liabilities	18,924	8,808
Deferred revenue	8,699	6,278
Current portion of capital lease obligations	808	1,961
Total current liabilities	37,214	26,432
Other liabilities	1,083	660
Capital lease obligations, less current portion	107	1,742
Total liabilities	38,404	28,834
Commitments and contingencies
Stockholders' equity
Undesignated preferred stock, $0.0001 par value; 5,000 shares authorized;
no shares issued and outstanding	-	-
Common stock, $0.0001 par value; 100,000 shares authorized; 24,805 and
23,705 shares issued and outstanding on December 31, 2007 and
December 31, 2006, respectively	2	2
Additional paid-in-capital	190,849	181,890
Accumulated other comprehensive loss	(12)	(35)
Deferred stock-based compensation	(28)	(191)
Accumulated deficit	(20,245)	(30,340)
Total stockholders' equity	170,566	151,326
Total liabilities and stockholders' equity	$208,970	$180,160

Shutterfly, Inc.
Consolidated Condensed Statements of Cash Flows
(in thousands)
(Unaudited)
	Twelve Months Ended
	December 31,
	2007	2006

Cash flows from operating activities:
Net Income	$10,095	$5,798
Adjustments to reconcile net income to net cash provided by
(used in) operating activities:
Depreciation and amortization	17,384	10,525
Amortization of intangible assets	412	222
Amortization of stock-based compensation, net of cancellations	4,001	2,300
Charitable contribution expense for shares issued to charitable foundation	-	923
Change in carrying value of preferred stock warrant liability	-	(152)
Loss/(gain) on disposal of inventory and property and equipment	262	(29)
Deferred income taxes	5,729	3,199
Changes in operating assets and liabilities
Inventories	(2,290)	(1,419)
Accounts receivable, net	(2,316)	(1,215)
Prepaid expenses and other current assets	(1,750)	(1,171)
Other assets	(1,667)	(121)
Accounts payable	(601)	5,514
Accrued and other liabilities	10,539	(2,603)
Deferred revenue	2,421	1,714
Net cash provided by operating activities	42,219	23,485

Cash flows from investing activities:
Purchases of property and equipment	(34,993)	(20,681)
Acquisition of business and intangibles, net of cash acquired	(2,858)	-
Purchases of short term investments	(3,000)	-
Proceeds from sale of property and equipment	28	-
Net cash used in investing activities	(40,823)	(20,681)

Cash flows from financing activities:
Principal payments of capital lease obligations and note payable	(2,840)	(1,446)
Proceeds from IPO shares issued, net of issuance costs	-	78,468
Proceeds from issuance of common stock upon exercise of stock options	4,975	83
Repurchases of common stock	-	(11)
Net cash provided by financing activities	2,135	77,094

Net increase in cash and cash equivalents	3,531	79,898
Cash and cash equivalents, beginning of period	119,051	39,153
Cash and cash equivalents, end of period	$122,582	$119,051

Supplemental disclosures of cash flow information:
Cash paid during the period for interest	$198	$205
Cash paid during the period for income taxes	812	-

Shutterfly, Inc.

Non-GAAP Adjusted EBITDA Reconciliation:
	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2007		2006		2007		2006

Income from operations	$26,495		$18,877		$11,061		$7,619
Add back:
Depreciation and amortization	5,362		3,225		17,796		10,747
Stock-based compensation expense	1,193		748		4,001		2,300
Charitable Contribution	-		-		-		923

Non-GAAP Adjusted EBITDA	$33,050		$22,850		$32,858		$21,589

Metrics:
	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2007		2006		2007		2006

Customers	1,384,625		955,104		2,356,971		1,724,504

Orders	2,650,489		1,838,932		7,061,604		5,104,950

Average Order Value	$36.80		$35.72		$26.44		$24.16

Average Orders per Customer	2	x	2	x	3	x	3	x

Average Orders per Day	28,810		19,988		19,347		13,986